15. Equity	12 Months Ended
Dec. 31, 2017
Equity
Equity

As of December 31, 2017, the share capital of €468 (2016: €333) is composed of 46,791,352 (2016: 33,262,745) common shares with a par value of €0.01.

In the first quarter of 2017, the Company issued 10,646,762 common shares in a public offering at a price of $1.80 per common share for net proceeds of approximately €16 million. In connection with its at-the-market sales agreement, the Company issued 2,881,845 common shares for net proceeds of €5.1 million in 2017.

On June 20, 2017, the authorized share capital was increased from €1,100 to €2,196, consisting of 109,800,000 common shares and 109,800,000 cumulative preference shares, each with a par value of €0.01 per share. As of December 31, 2017, 46,791,352 (December 31, 2016: 33,262,745) common shares have been issued and are outstanding. Preferred shareholders are entitled to receive a fixed dividend per year in arrears prior to any distributions to common shareholders. As of December 31, 2017, no preferred shares have been issued.